BANNER
CORPORATION

Better ideas. Better banking.

D.A. Davidson Conference

May 13, 2010

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 21, 2010 and a recently filed Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended March 31,2010. Forward-looking statements are effective only as of the date they are made and Banner assumes no obligation to update information concerning its expectations.

BANNER CORPORATION

Banner Corporation

A Growing Northwest Franchise


Seattle
29
Spokane
19
Columbia Basin
25
Portland
9
Boise
7
BANNER
BANK

$4.6 Billion in Assets

89 Branches

Three States

Banner Corporation

Loans and Deposits ($ in millions)

Total Loans $ 3,689

Total Deposits $ 3,850


Seattle
$ 1,359
$ 1,227
Spokane
$ 506
$ 628
Columbia Basin
$ 906
$ 1,510
Portland
$ 603
$ 303
Boise
$ 280
$ 182
BANNER
BANK

Banner Corporation

A Large Diversified Regional Community Banking Institution

- Third largest Washington based bank
- Community banking focus
- Long history dating back to 1890
- Strong brand recognition
- Improving deposit mix
- Diversified loan mix
- Strong management team

Banner Corporation

A Scalable & Diverse Delivery Platform

- Serving the right Northwest markets
- 55% of deposit customers based in stable Columbia Basin & Eastern Washington markets
- 40% of loans in Columbia Basin & Eastern Washington markets
- Expanded branch delivery platform in high growth Washington, Oregon, & Idaho metropolitan markets
- 27 new branches now maturing
- Good relations with our regulators

BANNER BANK

Banner Corporation

What we said a year ago …

Long Term Opportunities

- Strong economic region
- Great Northwest footprint
- Proven loan, deposit and revenue growth

… still applies.

BANNER BANK

BANNER CORPORATION

Better ideas. Better banking.

Financial Performance

Banner Corporation

Total Loans, Net

($ in millions)

The economic reality .... times changed


$2,409
$2,930
$3,764
$3,886
$3,836
$3,593
12/05
12/06
12/07
12/08
03/09
03/10

Banner Corporation

Credit Quality

Non Performing Assets have plateaued …

…and the mix is changing as resolutions are progressing



6%
5%
4%
3%
2%
1%
0%
NPLs/Assets
REO/Assets
ALLL/Loans
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

Banner Corporation

Credit Costs

($ in millions)

Too high ... ... but now declining



45
40
35
30
25
20
15
10
5
0
Loss Provision
Net Charge Offs
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

Banner Corporation

Loan Mix



3/31/2008
3/31/2009
3/31/2010
Millions $
1,200
1,000
800
600
400
200
0
+159
-524
+241
-119
+6
+87
Construction/Land ($524)
Concentration reduced from 32% to 18%
Last 12 Months ($297)
Residential 19%
Comm RE 33%
Const/Land 18%
C&I 17%
Agri-Bus 5%
Consumer 8%

Banner Corporation

Total Deposits

($ in millions)

A much better story here . . . .

. . . .where the franchise value exists



$2,323
$2,795
$3,621
$3,779
$3,628
$3,849
12/05
12/06
12/07
12/08
03/09
03/10

Acquisitions and new branches … …maturing branches & mix changes

Banner Corporation

Deposit Mix

Solid performance & improving mix from expanded and maturing branch network


Millions $
3/31/2008
3/31/2009
3/31/2010
2,500
2,000
1,500
1,000
500
0
Retail Deposit Growth $299 Million
Public Funds ($242) Million
Transaction & Savings Acts $170 Million
+13%
+ 8%
-1%
Non-Int Demand
12% ➡ 14%
Int Bearing Ckg, MMDA, & Savings
33% ➡ 37%
Certificates
55% ➡ 49%

Banner Corporation

Net Interest Margin

Stabilized Loan Yields & Sharply Declining Deposit Costs

Leading to recently improving margin



Loan Yields
Cost of Deposits
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
3.24%
3.61%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

Declining deposit costs continuing . . . .

Banner Corporation

Net Interest Margin

	1Q 2010	4Q 2008	1Q 2009
Yield on Loans	5.74 %	5.70 %	5.80 %
Yield on Investments	2.31 %	2.47 %	4.00 %
Interest-Earning Assets	5.29 %	5.31 %	5.63 %
Cost of Deposits	1.69 %	1.83 %	2.54 %
Cost of Borrowings	2.20 %	2.42 %	2.22 %
Interest-Bearing Liabilities	1.73 %	1.88 %	2.50 %
Net Interest Margin	3.61 %	3.49 %	3.26 %

Banner Corporation

Net Income

($ In Thousands)	1Q 2010	4Q 2009	1Q 2009
Net Interest Income	$ 38,150	$ 38,337	$ 34,959
Loan Loss Provision	14,000	17,000	22,000
Net Int Inc After Provision	24,150	21,337	12,959
Non-interest Income	7,047	7,023	7,901
Fair Value Adjustments	677	(1,411)	(3,253)
Non-interest Expense	35,415	34,767	33,793
Net Income Before Taxes	(3,541)	(7,818)	(16,186)
Income Taxes	(2,024)	(4,276)	(6,923)
Net Income	$ (1,517)	$ (3,542)	$(9,263)

Banner Corporation

Ratio Analysis

Key Operating Ratios

	1Q 2010	4Q 2008	1Q 2009
Net Interest Margin	3.61%	3.49%	3.26 %
Non Interest Income/Avg. Assets*	0.63%	0.61%	0.71%
Non Interest Expenses/Avg. Assets	3.16%	3.00%	3.02%
Net Charge Offs/Avg. Loans	1.44%	1.76%	1.76%
Allowance For Loan Losses/Loans	2.60%	2.51%	2.04%

*Excluding fair value adjustments

Banner Corporation

Regulatory Capital
March 31, 2010

	Actual		Well Capitalized	
	Amount	Ratio	Amount	Ratio
Total Capital to Risk-weighted Assets	$ 491,175	12.93%	$ 379,980	10.00%
Tier 1 Capital to Risk-weighted Assets	$ 443,082	11.66%	$ 227,988	6.00%
Tier 1 Leverage Ratio	$ 443,082	9.76%	$ 226,990	5.00%
Tangible Common Equity	$ 278,493	6.09%		

BANNER CORPORATION

Better ideas. Better banking.

Looking Forward
The Banner Opportunity

Banner Corporation

Demographics By Region

- Banner operates in attractive regions with higher projected population growth rates than the national average

Population

Region	Total Population 2009 (actual)	Avg. Population Change 2000 - 2009	Avg. Projected Pop. Change 2009 - 2014
Columbia Basin	783,768	11.8%	4.9%
Puget Sound	3,034,960	14.8%	6.6%
Eastern WA	528,589	7.0%	3.4%
Portland	2,074,245	17.2%	7.7%
Boise / SW Idaho	654,865	30.2%	13.0%
US	309,731,502	10.1%	4.6%

Source: SNL Financial as of April 15, 2010

BANNER BANK

Banner Corporation

Demographics By Region

- These high growth markets also have higher projected income growth rates than the national average

Income

Region	Avg. Median HH Income 2009	Avg. HH Inc. Change 2000 - 2009	Avg. Projected HH Inc. Change 2009 - 2014
Columbia Basin	$47,146	28.1%	5.3%
Puget Sound	60,253	29.5%	5.5%
Eastern WA	46,611	30.4%	6.3%
Portland	63,290	30.5%	5.2%
Boise / SW Idaho	52,579	35.1%	6.4%
US	$54,719	29.8%	4.1%

Source: SNL Financial as of April 15, 2010

Banner Corporation

Deposit Market Share By State & MSA

- **Third largest Washington based bank ranked by deposits**
- **Strong market share in stable, rural markets**
- **Significant opportunities in higher growth, metropolitan markets**

Regional Deposit Market Share

Region	Total Branches in Region	Number of BANR Branches in Region	Total Deposits in Region ($000)	Total BANR Deposits in Region ($000)	BANR Regional Market Share
Columbia Basin	230	25	$9,102,925	$1,590,208	17.5%
Puget Sound	891	29	69,021,046	1,176,928	1.7%
Eastern Washington	176	19	9,126,924	597,084	6.5%
Portland	523	9	30,554,342	263,281	0.9%
Boise/SW Idaho	226	7	8,661,742	158,131	1.8%
Region Totals	**2,046**	**89**	**$126,466,979**	**$3,785,632**	**3.0%**

Source: SNL Financial; Deposit data as of 6/30/2009

Banner Corporation

Performance Initiatives to Bolster Core Earnings

- **Comprehensive Risk and Portfolio Management**
  - Continue portfolio review process to quickly detect and react to any deteriorating trends
  - Aggressively manage criticized and classified relationships
  - Aggressively manage NPAs and OREO for maximum realization of asset values
- **Systemic Revenue Enhancement**
  - Maximize risk based pricing options for margin expansion
  - Enhance relationship profitability tools to improve client and banker revenue contribution
  - Maximize product penetration and cross sell ratios through client relationship strategies
  - Continuous product pricing/value review
- **Portfolio Mix Improvement and Market Share Expansion**
  - Expand market share in newer/under penetrated markets with robust prospecting and sales process for commercial and retail bankers
  - Expand market penetration with more wholesome C&I client relationships
  - Continue execution on core deposit growth initiatives

BANNER BANK

BANNER
CORPORATION

Better ideas. Better banking.